Union Security Life Insurance Company of New York:

TD Waterhouse Variable Annuity	File No. 333-20345
TD Waterhouse Variable Annuity Separate Account A	File No. 333-20343

Union Security Insurance Company:

TD Waterhouse Variable Annuity	File No. 033-63829
TD Waterhouse Variable Annuity Variable Account D	File No. 033-63935

Supplement dated November 9, 2007 to the Prospectus dated May 1, 2007

On September 25, 2007, the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. (“ABVPS”) approved, after considering the recommendation of AllianceBernstein L.P., the Investment Adviser, the acquisition of the assets and liabilities of the AllianceBernstein International Research Growth Portfolio, a series of ABVPS, into AllianceBernstein International Growth Portfolio, another series of ABVPS. The acquisition does not require approval by AllianceBernstein International Research Growth Portfolio shareholders.

The Plan of Acquisition and Liquidation dated as of September 25, 2007 (the “Plan”) provides for (i) the transfer of all the assets of AllianceBernstein International Research Growth Portfolio to AllianceBernstein International Growth Portfolio, (ii) the assumption by AllianceBernstein International Growth Portfolio of all the liabilities of AllianceBernstein International Research Growth Portfolio, (iii) the issuance to AllianceBernstein International Research Growth Portfolio shareholders of the equivalent class of shares of AllianceBernstein International Growth Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their former  AllianceBernstein International Research Growth Portfolio shares in redemption of their AllianceBernstein International Research Growth Portfolio shares, and (iv) the termination of AllianceBernstein International Research Growth Portfolio. The acquisition is scheduled to take place at the close of business on or about December 7, 2007.

As a result, if at that time any of your Contract Value is invested in the AllianceBernstein International Research Growth Portfolio Sub-Account, that Contract Value will be invested into the AllianceBernstein International Growth Portfolio Sub-Account. If any portion of your future premium payments is allocated to the AllianceBernstein International Research Growth Portfolio Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.

Effective as of the close of business on or about December 7, 2007, any transaction that includes an allocation to the AllianceBernstein International Research Growth Portfolio Sub-Account will automatically be allocated to the AllianceBernstein International Growth Portfolio Sub-Account. Unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the AllianceBernstein International Research Growth Portfolio Sub-Account, your enrollment will automatically be updated to reflect the AllianceBernstein International Growth Portfolio Sub-Account.

Effective on or about December 7, 2007, all references to the AllianceBernstein International Research Growth Portfolio in the prospectus are deleted.

This supplement should be retained with the prospectus for future reference.

HV-6166